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                                                                    Exhibit 23.2


                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

As certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated December 30, 1996 on the financial statements of Tygart Moulding Corporation included in The Eastwind Group, Inc.'s Form 8-K/A (pages F-1 through F-21) filed on March 17, 1997.


                                      HANTZMON, WIEBEL & COMPANY


Charlottesville, Virginia
May 29, 1997